                           SCHEDULE 14A INFORMATION

               Proxy Statement Pursuant to Section 14(a) of the
               Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement         [_]  CONFIDENTIAL, FOR USE OF THE
                                              COMMISSION ONLY (AS PERMITTED BY
                                              RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Under Section 240.14(a)-12

                                TALK CITY, INC.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required

[_]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2) or
     Item 22(1)(2) of Schedule 14A

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (4) Date Filed:

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

                                TALK CITY, INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON JUNE 12, 2001
                            10:00 A.M. PACIFIC TIME

  We cordially invite you to attend our 2001 Annual Meeting of Stockholders of Talk City, Inc. The meeting will be held on Tuesday, June 12, 2001, at 10:00 a.m. Pacific Time at our principal executive offices located at 1919 South Bascom Avenue, Campbell, California 95008. At the meeting, we will:

    1. Elect one director for a term of three years or until his successor is duly elected and qualified;

    2. Ratify the appointment of KPMG LLP as independent public accountants for the fiscal year ending December 31, 2001; and

    3. Transact any other business as may properly come before the meeting or any postponement or adjournment thereof.

  These items are fully discussed in the following pages, which are made part of this notice. Stockholders who owned our common stock at the close of business on Tuesday, April 17, 2001, may attend and vote at the meeting. If you will not be attending the meeting, we request that you vote your shares as promptly as possible. You may be eligible to vote your shares in a number of ways. You may mark your votes, date, sign and return the proxy or voting instruction form in the enclosed postage-paid envelope as soon as possible.

  We look forward to seeing you at the meeting.

                                          Sincerely,

                                          Peter H. Friedman
                                          Chairman of the Board and Chief
                                           Executive Officer

Campbell, California
April 30, 2001

  WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE SIGN, DATE AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE IN THE ENCLOSED ENVELOPE

                                TALK CITY, INC.

                               ----------------

                                PROXY STATEMENT
                                      FOR
                      2001 ANNUAL MEETING OF STOCKHOLDERS

                               ----------------

                INFORMATION CONCERNING SOLICITATION AND VOTING

General

  Our Board of Directors is soliciting Proxies for the 2001 Annual Meeting of Stockholders to be held at our principal executive offices located at 1919 South Bascom Avenue, Campbell, CA 95008 on Tuesday, June 12, 2001, at 10:00 a.m., Pacific Time, and at any postponement or adjournment thereof. Our telephone number at such address is (408) 871-5200. This Proxy Statement contains important information for you to consider when deciding how to vote on the matters. Please read it carefully.

  Proxy materials, which include the Proxy Statement, Proxy and 2000 Annual Report to Stockholders, were first mailed to stockholders on or about April 30, 2001.

Costs of Solicitation

  We will pay the costs of soliciting Proxies from stockholders. We are required to request brokers and nominees who hold our common stock in their name to furnish our Proxy materials to beneficial owners of such common stock, and we may reimburse such firms and other nominees for their reasonable expenses in forwarding the Proxy materials to the beneficial owners. Our directors, officers and employees may solicit Proxies on our behalf, without additional compensation, personally or by written communication, telephone, facsimile or other electronic means.

Voting of Proxies

  The Board of Directors set April 17, 2001 as the record date for the Annual Meeting (the "Record Date"). Each share of our common stock outstanding on April 17, 2001 will be entitled to one vote on all matters. When Proxies are properly dated, executed and returned, the shares of our common stock they represent will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, the shares represented by Proxies will be voted as follows:

  .  "FOR" the election of the nominee for director set forth herein; and

  . "FOR" the ratification of the appointment of KPMG LLP as our independent public accountants for the fiscal year ending December 31, 2001.

  In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of Proxy will vote in accordance with their best judgment with respect to such matters.

Quorum; Abstentions; Broker Non-Votes

  A majority of the outstanding shares of our common stock entitled to vote on the Record Date (whether those shares are represented in person at the Annual Meeting or represented by proxy) shall constitute a quorum for transacting business at our Annual Meeting.

  Because abstentions with respect to any matter are treated as shares present or represented and entitled to vote for the purposes of determining whether that matter has been approved by the stockholders, abstentions have the same effect as "AGAINST" votes for each proposal, other than the election of the director.

  Brokers who hold shares in street name for customers have the authority to vote on certain matters, but they must receive discretionary authority to vote on other matters. If brokers have not received discretionary authority, they cannot vote those shares, which are called "broker non-votes." Broker non-votes are not counted or deemed to be present or represented for purposes of determining whether stockholder approval of a matter has been obtained, but they are counted as present for purposes of determining the existence of a quorum at the Annual Meeting.

Votes Required

  The nominee for election as director at the Annual Meeting who receives the highest number of "FOR" votes will be elected. See "PROPOSAL NO. ONE" herein.

  Ratification of our independent public accountants for the fiscal year ending December 31, 2001 will require the "FOR" vote by a majority of the shares of our common stock present or represented and entitled to vote at the Annual Meeting. See "PROPOSAL NO. TWO" herein.

Revocability of Proxies

  A stockholder giving a Proxy has the power to revoke it at any time prior to its exercise by voting in person at the Annual Meeting, by giving written notice to our Secretary prior to the Annual Meeting or by giving a later dated Proxy.

Record Date and Share Ownership

  Only stockholders of record on our books at the close of business on April 17, 2001 will be entitled to vote at the Annual Meeting. Presence in person or by Proxy of a majority of the shares of common stock outstanding on the record date is required for a quorum. As of the close of business on April 17, 2001, we had 25,074,380 outstanding shares of common stock.

                 DEADLINE FOR RECEIPT OF STOCKHOLDER PROPOSALS

  Our stockholders may submit proposals that they believe should be voted upon at the Annual Meeting or nominate persons for election to our Board of Directors. Pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended ("Rule 14a-8"), some stockholder proposals may be eligible for inclusion in our 2002 Proxy Statement. Any such stockholder proposals must be submitted in writing to the attention of the Secretary, Talk City, Inc., 1919 South Bascom Avenue, Campbell, CA 95008, no later than December 31, 2001. Stockholders interested in submitting such a proposal are advised to contact knowledgeable legal counsel with regard to the detailed requirements of applicable securities laws. The submission of a stockholder proposal does not guarantee that it will be included in our 2001 Proxy Statement.

  Alternatively, under our Bylaws, a proposal or a nomination that the stockholder does not seek to include in our 2001 Proxy Statement pursuant to Rule 14a-8 may be submitted in writing to the Secretary, Talk City, Inc., 1919 South Bascom Avenue, Campbell, CA 95008, for the 2002 Annual Meeting of Stockholders not less than 20 days nor more than 60 days prior to the date on which we hold the 2002 Annual Meeting of Stockholders. Note, however, that in the event we provide less than 30 days notice or prior public disclosure to stockholders of the date of the 2002 Annual Meeting, any stockholder proposal or nomination not submitted pursuant to Rule 14a-8 must be submitted to us not later than the close of business on the tenth day following the day on which notice of the date of the 2002 Annual Meeting was mailed or public disclosure was made. For example, if we provide notice of our 2002 Annual Meeting on April 15, 2002, for a 2002 Annual Meeting on May 30, 2002, any such proposal or nomination will be considered untimely if submitted to us after April 25, 2002. For purposes of the above, "public disclosure" means disclosure in a press release reported by the Dow Jones News Service, Associated Press or a comparable national news service, or in a document publicly filed by us with the Securities and Exchange Commission. As described in our Bylaws, the stockholder submission must include certain specified information concerning the proposal or nominee, as the case may be, and information as to the stockholder's ownership of our common stock. If a stockholder gives notice of such a proposal after the deadline computed in accordance with our bylaws (the "Bylaw Deadline"), the stockholder will not be permitted to present the proposal to the stockholders for a vote at the meeting.

  SEC rules also establish a different deadline for submission of stockholder proposals that are not intended to be included in the Company's proxy statement with respect to discretionary voting (the "Discretionary Vote Deadline"). The Discretionary Vote Deadline for the 2002 annual meeting is March 16, 2002 (45 calendar days prior to the anniversary of the mailing date of this proxy statement). If a stockholder gives notice of such a proposal after the Discretionary Vote Deadline, the Company's proxy holders will be allowed to use their discretionary voting authority to vote against the stockholder proposal when and if the proposal is raised at the Company's year 2002 annual meeting.

  Because the Bylaw Deadline is not capable of being determined until the Company publicly announces the date for its next annual meeting, it is possible that the Bylaw Deadline may occur after the Discretionary Vote Deadline. In such a case, a proposal received after the Discretionary Vote Deadline but before the Bylaw Deadline would be eligible to be presented at next year's annual meeting and the Company believes that its proxy holders would be allowed to use the discretionary authority granted by the proxy card to vote against the proposal at the meeting without including any disclosure of the proposal in the proxy statement relating to such meeting.

  The Company has not been notified by any stockholder of his or her intent to present a stockholder proposal from the floor at this year's Annual Meeting. The enclosed proxy card grants the proxy holders discretionary authority to vote on any matter properly brought before the Annual Meeting, including any stockholder proposals received between the date of this proxy statement and the Bylaw Deadline for this year's Annual Meeting, which is May 10, 2001 (the tenth day after this proxy statement is mailed).

                               PROPOSAL NO. ONE

                             ELECTION OF DIRECTORS

General

  We currently have four members on our Board of Directors. Our Board of Directors is divided into three classes with each director serving a three-year term and one class being elected at each year's Annual Meeting of Stockholders. Directors Martin J. Yudkovitz and Barry M. Weinman are the Class II directors whose terms expire at the upcoming 2001 Annual Meeting of Stockholders to be held on June 12, 2001. Director Peter H. Friedman is the Class III director whose term will expire at the 2002 Annual Meeting of Stockholders. Director Kenneth A. Bronfin is the Class I director whose term will expire at the Annual Meeting of Stockholders to be held in 2003. Mr. Yudkovitz will not be seeking reelection to our Board of Directors, and immediately prior to the Annual Meeting, we expect to reduce our Board of Directors to three members.

  All of the directors, including Mr. Weinman, the Class II nominee whose term expires at the upcoming Annual Meeting, are incumbent directors. There are no family relationships among any directors, including any nominees, or executive officers of the Company. Unless otherwise instructed, the holders of Proxies solicited by this Proxy Statement will vote the Proxies received by them for Mr. Weinman, as the Class II nominee. In the event that the nominee is unable or declines to serve as a director at the time of the Annual Meeting, the Proxy holders will vote for a nominee designated by the present Board of Directors to fill the vacancy unless the Board, to the extent permitted, reduces the number of directors. We are not aware of any reason that any nominee will be unable or will decline to serve as a director.

Nominees

  The names of the members of our Board of Directors, including the Class II nominee, their ages as of April 17, 2001 and certain information about them, are set forth below.

  Name                   Age                       Principal Occupation
  ----                   ---                       --------------------
Peter H. Friedman.......  45 Chairman of the Board and Chief Executive Officer of the Company

Kenneth A.                41 Director of the Company, and Senior Vice President
 Bronfin(1)(2)..........     and Deputy Group Head of Hearst New Media and Technology

Barry M.                  62 Director of the Company, and private venture capitalist
 Weinman(1)(2)(3).......

Martin J.                 46 Director of the Company, and President and Chief Executive
 Yudkovitz(1)(2)........     Officer of NBC Multimedia, Inc., a subsidiary of NBC

--------
(1)  Member of the Compensation Committee.
(2)  Member of the Audit Committee.
(3)  Denotes nominee for election at 2001 Annual Meeting of Stockholders.

  Peter H. Friedman has served as our Chairman of the Board and Chief Executive Officer since he co-founded our company in March 1996. From 1984 to February 1996, Mr. Friedman worked at Apple Computer, Inc., where he served as Vice President and General Manager of Apple's Internet/Online business unit. In this role, Mr. Friedman oversaw the launch and growth of eWorld, Apple's consumer online Internet-based service, and managed and grew Apple's AppleLink business services and a series of Internet-based services such as Salon and Youth Central. Mr. Friedman also held various senior roles in marketing at Apple. Mr. Friedman received an M.B.A. degree from the Harvard Business School and a B.A. degree from Brown University.

  Kenneth A. Bronfin has served as a director of our company since September 1998. Mr. Bronfin currently serves as Senior Vice President and Deputy Group Head of Hearst New Media and Technology, the unit of The Hearst Corporation responsible for the development and investment in Internet-related businesses. Prior to joining Hearst in June 1996, Mr. Bronfin served as Vice President, Business Development and General Manager of the NBC Data Network at NBC. Mr. Bronfin received an M.B.A. degree from the Wharton School at the University of Pennsylvania and a B.S. degree in Electrical Engineering from the University of Virginia.

  Barry M. Weinman has served as a director of our company since August 1998. Since May 1993, he has been a Managing Director of Media Technology Equity Partners and a General Partner of Media Technology Ventures and AVI Management Partners, which has been making high tech venture capital investments in the Silicon Valley since 1980. These venture capital funds are all affiliated with Allegis Capital, LLC. Mr. Weinman is also on the board of directors of Women.com, Be Inc, InfoGear and Quokka Sports. Mr. Weinman received an M.A. degree from London School of Economics/University of Southern California and a B.S. degree from Clarkson College of Technology.

  Martin J. Yudkovitz has served as a director of our company since August 1998. Since December 1995, Mr. Yudkovitz has been the President and Chief Executive Officer of NBC Multimedia, Inc., a subsidiary of NBC. Prior to this he served as Senior Vice President, Strategic Development for NBC. From 1992 to 1994, he served as Senior Vice President of Strategic Development at NBC. His other positions at NBC have included Vice President of Business Affairs for NBC's 1992 Olympics Unit, First General Counsel and Vice President for Business Affairs at CNBC and Senior Counsel to NBC's 1988 Seoul Olympics Unit in NBC Sports. Mr. Yudkovitz joined NBC in January 1984 in the legal department. Mr. Yudkovitz received a J.D. degree from Columbia University and a B.A. degree from Rutgers University.

Vote Required; Recommendation of Board of Directors

  The nominee receiving the highest number of affirmative votes of the shares entitled to be voted for him shall be elected as director. Votes withheld from any director are counted for purposes of determining the presence or absence of a quorum, but have no other legal effect under Delaware law. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF THE NAMED NOMINEE.

Board Meetings and Committees

  The Board of Directors held 9 meetings in 2000. Each director is expected to attend each meeting of the Board and those Committees on which he serves. Each incumbent director attended at least 75% of the Board and Committee meetings during 2000, except Mr. Weinman, who attended 67% of the meetings held by the Board, and Mr. Yudkovitz, who attended 44% of the meetings held by the Board. Certain matters were approved by the Board of Directors or a Committee of the Board of Directors by unanimous written consent.

  The Board of Directors currently has a standing Audit Committee and a Compensation Committee. The Audit Committee has a written charter that has been approved by the Board of Directors. The Board of Directors has no Nominating Committee or committee performing similar functions. Each committee is described as follows:

                                                                   Number of
  Name of Committee                                                 Meetings
     and Members            Functions of the Committees          in Fiscal 2000
  -----------------         ---------------------------          --------------
 AUDIT               .monitors our systems of internal                  2
 Kenneth A. Bronfin  controls;
 Barry M. Weinman    .reviews corporate financial reporting
 Martin J. Yudkovitz and internal and external audits;
                     .nominates independent auditors;
                     .reviews the external auditors' proposed
                     audit scope, fee arrangements,   approach
                     and independence;
                     .provides the Board of Directors with the
                     results of its examinations   and
                     recommendations;
                     .outlines to the Board of Directors the
                     improvements made or to be   made in
                     internal accounting controls or suggested
                     by the external   auditors; and
                     .provides the Board of Directors with
                     other information and materials
                       necessary to made the Board of
                     Directors aware of significant
                       financial matters.

 COMPENSATION        .administers all matters concerning                2
 Kenneth A. Bronfin  executive compensation, bonuses   and
 Barry M. Weinman    employment agreements;
 Martin J. Yudkovitz .makes decisions regarding the long-term
                     strategy for employee   compensation; and
                     .administers and determines the types of
                     employee stock option plans   and other
                     compensation plans to be used, and
                     determines the amount   of shares and
                     other amounts distributed under such
                     plans.

Director Compensation

  We do not currently pay compensation to directors for serving as directors, nor do we reimburse directors for expenses incurred in attending Board meetings. Directors who are not employees are eligible to participate in our 1999 Directors Stock Option Plan (the "Directors Plan"). Under the Directors Plan, each eligible director is automatically granted an option for 20,000 shares on the date such director first becomes a member of the Board of Directors, and, if such director has served as a director continuously for at least six months preceding the annual meeting of stockholders, the director is automatically granted an option to purchase 5,000 shares on the date of each annual meeting of stockholders. All options under the Directors Plan are fully vested and exercisable on the date of grant with exercise prices equal to the fair market value of the Common Stock on the date of grant. Options have a ten-year term and are exercisable only while the individual remains on our Board of Directors. Upon a director's termination, the director may exercise the option, but he or she must do so within three months following the date of such termination.

  Eligible directors who were members of the Board of Directors prior to our initial public offering in July 1999 each received an option for 5,000 shares on the effective date of the initial public offering.

                                 PROPOSAL TWO

         RATIFICATION OF APPOINTMENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  The Board of Directors has appointed, at the recommendation of the Audit Committee, KPMG LLP as our independent public accountants to audit our consolidated financial statements for the fiscal year ending December 31, 2001.

  KPMG LLP has audited our financial statements since 1996. A representative of KPMG LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he or she so desires and is expected to be available to respond to appropriate questions from the stockholders.

Vote Required; Recommendation of Board of Directors

  Ratification of the appointment of KPMG LLP as our independent public accountants will require the affirmative vote of a majority of the outstanding shares of common stock represented, in person or by proxy, and entitled to vote on this proposal. Abstentions will have the same effect as a vote against this proposal. Broker non-votes will not be counted as having been represented. THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

                              EXECUTIVE OFFICERS

  The executive officers of the Company and certain information about them are as follows:

  Name                   Age                        Position
  ----                   ---                        --------
Peter H. Friedman.......  45 Chairman of the Board and Chief Executive Officer

V. David Watkins........  44 President and Chief Operating Officer

Jennifer A. Woodul......  52 Senior Vice President and Chief Community Officer

Richard Gourley.........  47 Senior Vice President of World Wide Sales and Marketing

Chris N. Christensen....  40 Vice President of Engineering and Operations

Jay Friedman............  44 Vice President of Global Marketing

  Peter H. Friedman has served as our Chairman of the Board, President and Chief Executive Officer since he co-founded our company in March 1996. From 1984 to February 1996, Mr. Friedman worked at Apple Computer, Inc., where he served as Vice President and General Manager of Apple's Internet/Online business unit. In this role, Mr. Friedman oversaw the launch and growth of eWorld, Apple's consumer online Internet-based service, and managed and grew Apple's AppleLink business services and a series of Internet-based services such as Salon and Youth Central. Mr. Friedman also held various senior roles in marketing at Apple. Mr. Friedman received an M.B.A. degree from the Harvard Business School and a B.A. degree from Brown University.

  V. David Watkins has served as our President and Chief Operating Officer since December 1999. From March 1999 to November 1999, Mr. Watkins served as the President of Diamond Multimedia, Inc.'s RioPort.com Division. Mr. Watkins and his team successfully identified a new market opportunity for MP3 audio on the Internet. From April 1996 to February 1999, Mr. Watkins served as Vice President of the Multimedia Division for Diamond Multimedia, Inc. and was chartered to oversee the management of the audio and core graphics product lines. From June 1995 to March 1996, Mr. Watkins served as Executive Vice President of Catapult Entertainment, a company specializing in networked consumer entertainment game play. From June 1989 to May 1995, Mr. Watkins held various executive positions for Borland International, including Vice President of Worldwide Marketing and Technical Support and Vice President and General Manager of the dBase and Paradox Business Groups. From June 1986 to May 1989, Mr. Watkins was a Vice President at Symantec Corporation.

Mr. Watkins received a M.B.A. degree from Stanford University and a B.A. degree in Economics from Connecticut College.

  Jennifer A. Woodul has served as our Senior Vice President of Community and Chief Community Officer since February 2000. Prior to that, she served as the Vice President of Community since she co-founded our company in March 1996. From January 1993 to March 1996, Ms. Woodul cultivated the online community for Apple's eWorld, where she directed the Community Center. Ms. Woodul worked at Apple from 1984 to 1988 in the area of Apple's business communications service, AppleLink, as a core member of the team which developed the community-oriented AppleLink Personal Edition, which later became America Online. Ms. Woodul received an M.A. degree from the University of New Mexico and a B.A. degree from Vassar College.

  Richard S. Gourley has served as our Senior Vice President of World Wide Sales and Marketing since February 2000. Mr. Gourley is an 18-year veteran of the high-technology industry, with an extensive background in developing Internet and technology-based solutions for businesses. Prior to joining our company, Mr. Gourley worked for GSMR, LLC, a management-consulting firm focused on Internet-related business. Mr. Gourley also served as corporate vice president of worldwide sales and marketing for GET Manufacturing. From 1996 to 1998, he was corporate vice president of worldwide sales at Adaptec and grew the company's annual revenues from $659 million to over $1 billion. Prior to joining Adaptec, Mr. Gourley was a senior director at Oracle Corporation, and was a part of the team that re-launched Oracle's enterprise applications business. From 1982 to 1994, he served in a number of sales and marketing management positions with IBM Corporation. Mr. Gourley is a graduate of the U.S. Military Academy at West Point and the Executive Program in Management, The Anderson School, at UCLA.

  Chris N. Christensen has served as our Vice President of Engineering and Operations since May 1996. From May 1993 to May 1996, Mr. Christensen served as the Engineering Manager for Apple's Online Services division. Mr. Christensen managed the Macintosh and Windows clients for Apple's eWorld online service. He also wrote the email application for the Newton and worked on the QuickTime plug-in for Macintosh. Prior to his experience at Apple, Mr. Christensen worked at Hewlett Packard for five years. Mr. Christensen received an M.E. degree and a B.S. degree from Rensselaer Polytechnic Institute.

  Jay Friedman has served as our Vice President of Marketing and Client Services since December 1999. From December 1993 to December 1999, Mr. Friedman served as the Vice President of Operations for NFO Prognostics, the IT division of NFO Worldwide. Mr. Friedman is a 20-year veteran in the information technology industry, with substantial business-to-business experience. Mr. Friedman also spent seven years at Sun Microsystems as Director of Worldwide Marketing. In this position, he directed programs that helped Sun build long-term customer relationships through services such as consulting and professional services. Prior to joining Sun, Mr. Friedman served as Hewlett-Packard's Product Marketing Manager to Customer Support. Mr. Friedman holds a bachelor's degree in Mathematics and Computer Science from the University of California at Los Angeles, and a master's degree in business administration from Santa Clara University.

           SHARE OWNERSHIP BY PRINCIPAL STOCKHOLDERS AND MANAGEMENT

  To our knowledge, the following table sets forth certain information with respect to beneficial ownership of our common stock as of March 31, 2001, for:

  . each person who we know beneficially owns more than 5% of our common stock;

  .  each of our directors;

  .  each of our named executive officers; and

  .  all of our directors and executive officers as a group.

  Unless otherwise indicated, the principal address of each of the stockholders below is c/o Talk City, Inc., 1919 South Bascom Avenue, Campbell, California 95008. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and includes voting or investment power with respect to the securities. Except as indicated by footnote, and subject to applicable community property laws, each person identified in the table possesses sole voting and investment power with respect to all shares of common stock shown held by them. The number of shares of common stock outstanding used in calculating the percentage for each listed person includes shares of common stock underlying options or warrants held by such person that are exercisable within 60 calendar days of March 31, 2001, but excludes shares of common stock underlying options or warrants held by any other person. Percentage of beneficial ownership is based on 25,074,380 shares of common stock outstanding as of March 31, 2001.

                                                        Shares     Percentage
                                                     Beneficially Beneficially
  Name                                                 Owned(1)      Owned
  ----                                               ------------ ------------
5% Stockholders:
New York Life Insurance(2)..........................  1,471,469       5.9%
Cox Interactive Media, Inc.(3)......................  1,250,000       5.0%

Directors and Executive Officers:
Martin J. Yudkovitz(4)
  National Broadcasting Company, Inc. & Affiliates..  2,457,223       9.5%
Peter H. Friedman(5)................................  1,418,934       5.7%
Kenneth A. Bronfin(6)
  Hearst Communications, Inc. ......................  1,269,554       5.1%
Barry M. Weinman (7)
  Media Technology Equity Partners, L.P. ...........  1,138,050       4.5%
Jennifer A. Woodul(8)...............................    434,459       1.7%
V. David Watkins(9).................................    314,699       1.2%
Chris N. Christensen(10)............................    265,625       1.1%
Richard S. Gourley(11)..............................     49,250         *
Jeffrey Snetiker(12)................................      9,718         *
All current directors and executive officers as a
 group (10 persons)(13).............................  7,423,922        28%

--------
  * Represents beneficial ownership of less than 1% of issued and outstanding common stock on March 31, 2001.
 (1) The number of shares outstanding and percent of ownership is based on 25,074,380 shares of common stock outstanding as of March 31, 2001. Unless otherwise indicated below, the persons and entities named in the table have sole voting and sole investment power with respect to all shares of common stock beneficially owned, subject to community property laws where applicable. The shares of common stock issuable pursuant to options and warrants that are currently exercisable or exercisable within 60 days of March 31, 2001 are deemed to be outstanding and to be beneficially owned by the person holding such options for the purpose of computing the percentage ownership of such person, but are not deemed to be outstanding and to be beneficially owned for the purpose of computing the percentage ownership of any other person.
 (2) Principal address is 51 Madison Avenue, Room 206, New York, NY 10010. Number of shares includes 1,431,469 shares held by New York Life Insurance and warrants issued to New York Life Insurance to purchase an aggregate of 40,000 shares of common stock exercisable within 60 days of March 31, 2001.
 (3)  Principal address is 530 Means Street, Atlanta, GA 30318.
 (4) Principal address is 30 Rockefeller Plaza, New York, NY 10112. Number of shares includes: (i) 1,050,000 shares held by National Broadcasting Company, Inc. ("NBC"), (ii) 500,000 shares held by NBC Multi-Media, Inc. ("NBC Multi-Media"), (iii) warrants issued to NBC to purchase an aggregate of 391,667 shares of common stock exercisable within 60 days of March 31, 2001, (iv) warrants issued to NBC Multi-Media to purchase an aggregate of 505,556 shares of common stock exercisable within 60 days of March 31, 2001 and (v) options issued to Mr. Yudkovitz to purchase an aggregate of 10,000 shares of common stock exercisable within 60 days of March 31, 2001, all of which are vested at March 31, 2001. Mr. Yudkovitz, a director of our company, is President and Chief Executive Officer of NBC Multi-Media. Mr. Yudkovitz disclaims beneficial ownership of the shares and warrants held by NBC and NBC Multi-Media except to the extent of his proportional interest in the entities.
 (5) Number of shares includes a warrant issued to Mr. Friedman to purchase 5,000 shares of common stock exercisable within 60 days of March 31, 2001.
 (6) Principal address is 959 8th Avenue, New York, NY 10019. Number of shares includes 1,259,554 shares held by Hearst Communications, Inc. and options issued to Mr. Bronfin to purchase an aggregate of 10,000 shares of common stock exercisable within 60 days of March 31, 2001, all of which are vested at March 31, 2001. Mr. Bronfin, a director of our company, is the Senior Vice President and Deputy Group Head of the Hearst New Media and Technology division of Hearst Communications, Inc. Mr. Bronfin disclaims beneficial ownership of the shares held by Hearst Communications, Inc. except to the extent of his proportional interest in the entity.
 (7) Number of shares includes 1,128,050 shares held by Media Technology Equity Partners, L.P. and options issued to Mr. Weinman to purchase an aggregate of 10,000 shares of common stock exercisable within 60 days of March 31, 2001, all of which are vested at March 31, 2001. Mr. Weinman, a director of our company, is a Managing Director of Media Technology Equity Partners and a General Partner of Media Technology Ventures and AVI Management Partners. Mr. Weinman disclaims beneficial ownership of the shares held by Media Technology Equity Partners, L.P. except to the extent of his proportional interest in the entity.
 (8) Number of shares includes a warrant issued to Ms. Woodul to purchase 2,000 shares of common stock exercisable within 60 days of March 31, 2001 and options to purchase an aggregate of 43,748 shares of common stock exercisable within 60 days of March 31, 2001, of which 27,082 shares are vested at March 31, 2001.
 (9) Number of shares represents options to purchase an aggregate of 314,699 shares of common stock exercisable within 60 days of March 31, 2001, of which 245,950 shares are vested at March 31, 2001.
(10) Number of shares represents 200,000 shares held by Mr. Christensen acquired pursuant to an option exercise via execution of a promissory note, which is still outstanding. Includes options to purchase and aggregate of 65,625 shares of common stock exercisable within 60 days of March 31, 2001, of which 40,625 shares are vested at March 31, 2001.
(11) Number of shares includes options to purchase 43,750 shares of common stock exercisable within 60 days of March 31, 2001, none of which are vested at March 31, 2001.
(12) Mr. Snetiker served as the Senior Vice President and Chief Financial & Administrative Officer of the Company from March 1, 1999 to December 1, 2000. Mr. Snetiker acted as a consultant to the Company from December 1, 2000 to March 31, 2001.
(13) Number of shares includes options to purchase an aggregate of 554,590 shares of common stock exercisable within 60 days of March 31, 2001 of which 382,718 shares are vested at March 31, 2001. Includes warrants to purchase and aggregate of 904,223 shares of common stock exercisable within 60 days of March 31, 2001.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers, directors and persons who own more than 10% of a registered class of our equity securities to file certain reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission. Such officers, directors and 10% stockholders are also required by the Securities and Exchange Commission to furnish us with copies of all Section 16(a) forms that they file.

  Based solely on our review of such forms furnished to us and written representations from certain reporting persons, we believe that all filing requirements applicable to our executive officers, directors and more than 10% stockholders were complied with during fiscal year 2000.

                          RELATED PARTY TRANSACTIONS

Agreements with Affiliates

 NBC

  We entered into a series of letter agreements with NBC in April and August 1998, as amended April 15, 1999, pursuant to which we aired advertisements on various NBC television programs. In consideration for NBC's agreement to air the advertisements, we issued:

  . an aggregate of 384,615 shares, at a price per share of $4.68, of our Series C preferred stock, which converts to 450,000 shares of common stock;

  . a warrant to purchase 125,000 shares, with an exercise price per share of $6.00, of Series D preferred stock;

  . an aggregate of 600,000 shares, at a price per share of $4.00, of our Series D preferred stock; and

  . a warrant to purchase a total of 266,667 shares of Series D preferred stock with a weighted average exercise price of $8.44 per share.

  The exercise prices of the warrant to purchase an aggregate of 266,667 shares of Series D preferred stock are as follows:

  .  with respect to 41,667 shares, $6.00 per share;

  .  with respect to 125,000 shares, $8.00 per share; and

  .  with respect to 100,000 shares, $10.00 per share.

  Mr. Yudkovitz, a director of our company, is President and Chief Executive Officer of NBC Multi-Media, a subsidiary of NBC.

 NBC Multi-Media

  In February 1998, we executed a letter agreement with NBC Multi-Media, Inc. pursuant to which we include localized versions of our chat service within NBC Interactive Neighborhood's menu of localized Web services. In consideration, we issued a warrant to NBC Multi-Media to purchase 320,513 shares of common stock at an exercise price per share of $4.68. On August 31, 1998, we issued a new warrant to NBC Multi-Media, upon cancellation and in replacement of the original NBC Multi-Media warrant, exercisable for 375,000 shares of common stock, at an exercise price per share of $4.00, pursuant to an anti-dilution protection contained in the original warrant.

  In August 1998, we entered into an operating agreement with NBC Multi-Media pursuant to which we provide our community services to various NBC Web sites. In consideration for the execution of the operating agreement by NBC Multi-Media, we issued:

  . 500,000 shares of our Series D preferred stock, at a purchase price per share of $4.00; and

  . a warrant to purchase a total of 130,556 shares of Series D preferred stock with a weighted average exercise price of $7.66 per share.

  The warrant has the following exercise prices:

  .  with respect to 55,555 shares, $6.00 per share;

  .  with respect to 41,666 shares, $8.00 per share; and

  .  with respect to 33,335 shares, $10.00 per share.

 Hearst Agreement

  Pursuant to an agreement, dated October 30, 1998, as amended on April 15, 1999 and as further amended on March 30, 2001, with the Hearst New Media and Technology division of Hearst Communications, Inc., we issued an aggregate of 750,000 shares of our Series D preferred stock, at a price per share of $4.00, in consideration for the publication by Hearst, over an agreed upon time period beginning September 3, 1998, of our advertisements in various magazines owned by Hearst. Mr. Bronfin, a director of our company, is Senior Vice President and Deputy Group Head of the Hearst New Media and Technology division of Hearst Communications, Inc.

Indebtedness of Management

 Jennifer A. Woodul

  In February 2000, we loaned $100,000 to Ms. Woodul, our Senior Vice President and Chief Community Officer and a co-founder of the Company. The interest rate on the loan is 6.5%, compounded annually. As of March 31, 2001, the outstanding balance on the loan, including accrued interest, was $106,005.

 Bernard Bernstein

  In February 2000, we loaned Mr. Bernstein, our Vice President of Engineering and a co-founder of the Company, $250,000 in order to assist him in buying a home. The interest rate on the loan is 6.5%, compounded annually. As of March 31, 2001, the outstanding balance on the loan, including accrued interest, was $259,027.

 Chris N. Christensen

  In November 1996, we loaned Mr. Christensen, our Vice President of Engineering and Operations of the Company, $40,000 in order to allow him to exercise an option to purchase 200,000 shares of common stock of the Company. The interest rate on the loan is 6.9%, compounded annually. As of March 31, 2001, the outstanding balance on the loan, including accrued interest, was $51,603.

                            EXECUTIVE COMPENSATION

Summary Compensation Table

  The following table sets forth information concerning the compensation that we paid during the last three fiscal years to our Chief Executive Officer and our five other most highly compensated executive officers who earned more than $100,000 during the fiscal year ended December 31, 2000.

                                                              Long Term
                                                             Compensation
                                     Annual Compensation        Awards
                                 --------------------------- ------------
                                         Other Annual         Securities    All Other
Name and Principal        Fiscal Salary  Compensation Bonus   Underlying   Compensation
Position                   Year    ($)       ($)       ($)   Options (#)       ($)
------------------        ------ ------- ------------ ------ ------------  ------------
Peter H. Friedman.......   2000  294,698       --        --        --            --
 Chairman of the Board     1999  292,884       --        --        --            --
 and Chief Executive       1998  225,000       --        --        --            --
 Officer

Jeffery Snetiker(1).....   2000  250,550    67,671       --    256,000(2)    310,279
 Senior Vice President     1999  212,429    58,820       --    175,000(3)        --
 and Chief Financial and   1998      --        --        --        --            --
 Administrative Officer

V. David Watkins(4).....   2000  312,500       --     75,000   400,000           --
 President and Chief       1999   12,500       --        --    450,000           --
 Operating Officer         1998      --        --        --        --            --

Jennifer A. Woodul......   2000  188,285       --        --    215,000           --
 Senior Vice President &   1999  144,697       --        --        --            --
 Chief Community Officer   1998  125,000       --        --        --            --

Richard S. Gourley(5)...   2000  239,174       --     12,500   225,000           --
 Senior Vice President     1999      --        --        --        --            --
 of World Wide Sales and   1998      --        --        --        --            --
 Marketing

Chris N. Christensen....   2000  176,298       --        --    300,000           --
 Vice President of         1999  130,885       --        --        --            --
 Engineering and           1998  115,000       --        --        --            --
 Operations

--------
(1) Mr. Snetiker served as the Senior Vice President and Chief Financial & Administrative Officer of the Company from March 1, 1999 to December 1, 2000, and was a consultant to the Company from December 1, 2000 to March 31, 2001. The amount shown in the Other Annual Compensation column for 1999 and 2000 covers temporary living expenses and commuting costs from Mr. Snetiker's residence in Los Angeles, together with a gross-up to cover applicable taxes. The amount shown in the All Other Compensation column for 2000 represents the cancellation by the Company of the promissory note (including accrued interest) executed by Mr. Snetiker in favor of the Company. As described in footnote (3) below, Mr. Snetiker executed the promissory note as consideration for a loan from the Company to assist him in exercising his stock options.
(2) The options to purchase all 256,000 shares of common stock issued to Mr. Snetiker during the fiscal year ended December 31, 2000 were cancelled on December 1, 2000 due to the termination of Mr. Snetiker's employment with the Company.
(3) Of the options to purchase 175,000 shares of common stock granted to Mr. Snetiker in the fiscal year ended 1999, Mr. Snetiker exercised an option to purchase 125,000 shares of common stock. Of this amount, 70,313 shares (which were unvested) were repurchased by the Company on December 1, 2000 due to the termination of Mr. Snetiker's employment with the Company, and 54,687 shares (which were vested) were surrendered by Mr. Snetiker as recourse for failing to repay the loan that was used to exercise the 125,000 shares. The remaining option to purchase 50,000 shares of common stock was cancelled on December 1, 2000 due to the termination of Mr. Snetiker's employment with the Company.
(4)  Mr. Watkins joined the Company in December 1999.
(5)  Mr. Gourley joined the Company in February 2000.

Option Grants in Last Fiscal Year

  The following table sets forth information with respect to stock options granted to our Chief Executive Officer and our five most highly compensated executive officers during the fiscal year ended December 31, 2000. We have never granted any stock appreciation rights. All option grants were made under our 1996 Stock Plan. The potential realizable value is calculated based on the term of the ten-year option and assumed rates of stock appreciation of 5% and 10%, compounded annually.

                                         Individual Grants
                         ---------------------------------------------------
                                                                             Potential Realized
                                                                              Value at Assumed
                         Number of                                             Annual Rates of
                         Securities                      Exercise                Stock Price
                         Underlying       % of Total      Price               Appreciation For
                          Options     Options Granted to   Per               Option Term ($)(7)
                          Granted        Employees In     Share   Expiration -------------------
  Name                      (#)       Fiscal Year (%)(5)  ($)(6)     Date       5%        10%
  ----                   ----------   ------------------ -------- ---------- --------- ---------
Peter H. Friedman.......      --             --               --        --         --        --

Jeffrey Snetiker(4).....  106,000(1)         2.1%        $12.8750  02/03/10    858,284 2,175,060
                           75,000(2)         1.5%        $ 2.0000  05/19/10     94,334   239,061
                           75,000(3)         1.5%        $ 1.7500  07/20/10     82,542   209,179

V. David Watkins........  200,000(2)         4.0%        $ 2.0000  05/19/10    251,557   637,497
                          200,000(3)         4.0%        $ 1.7500  07/20/10    220,113   557,810

Jennifer A. Woodul......  100,000(1)         2.0%        $12.8750  02/03/10    809,702 2,051,943
                           50,000(2)         1.0%        $ 2.0000  05/19/10     62,889   159,374
                           65,000(3)         1.3%        $ 1.7500  07/20/10     55,287   165,038

Richard S. Gourley......  175,000(2)         3.5%        $ 2.0000  05/19/10    220,113   557,810
                           50,000(3)         1.0%        $ 1.7500  07/20/10     55,028   139,452

Chris N. Christensen....  150,000(1)         3.0%        $12.8750  02/03/10  1,214,553 3,077,915
                           75,000(2)         1.5%        $ 2.0000  05/19/10     94,334   239,061
                           75,000(3)         1.5%        $ 1.7500  07/20/10     82,542   209,178

--------
(1) These options were granted on February 3, 2000. One-fourth of the shares vest on February 3, 2001, and one-forty eighth of the shares vest at the end of each month thereafter, subject to the employee's continued employment with the Company.
(2) These options were granted on May 19, 2000. One-fourth of the shares vest on May 19, 2001, and one-forty eighth of the shares vest at the end of each month thereafter, subject to the employee's continued employment with the Company.
(3) These options were granted on July 20, 2000. One-fourth of the shares vest on July 20, 2001, and one-forty eighth of the shares vest at the end of each month thereafter, subject to the employee's continued employment with the Company.
(4) The options to purchase all 256,000 shares of common stock previously held by Mr. Snetiker were cancelled on December 1, 2000 due to the termination of Mr. Snetiker's employment with the Company.
(5) Based on a total of 4,941,725 options granted to all employees under our 1996 Stock Plan in the fiscal year ended December 31, 2000.
(6) The exercise price per share is equal to the closing price of our common stock as quoted by the Nasdaq National Market on the date the options were granted.
(7) Potential gains are net of the exercise price but before taxes associated with the exercise. The 5% and 10% assumed annual rates of compounded stock appreciation based upon the deemed fair market value are mandated by the rules of the SEC and do not represent the Company's estimate or projection of the future common stock price. Actual gains, if any, on stock option exercises are dependent on the future financial performance of the Company, overall market conditions and the option holders; continued employment through the vesting period. There can be no assurance that the amounts reflected in this table will be achieved.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

  The following table sets forth information regarding the number and value of exercisable and unexercisable options held as of December 31, 2000 for our Chief Executive Officer and our five other most highly compensated executive officers. None of the aforementioned officers exercised options during fiscal year ended December 31, 2000. All options were granted under our 1996 Stock Plan stock plan.

                              Number of Securities
                             Underlying Unexercised      Value of Unexercised
                                   Options at           In-the-Money Options at
                              December 31, 2000 (#)    December 31, 2000 ($) (1)
                            -------------------------- -------------------------
  Name                      Exercisable  Unexercisable Exercisable Unexercisable
  ----                      -----------  ------------- ----------- -------------
Peter H. Friedman..........         0             0        --           --
Jeffrey Snetiker (2).......         0             0        --           --
V. David Watkins...........   450,000(3)    400,000        --           --
Jennifer A. Woodul.........         0       215,000        --           --
Richard S. Gourley.........         0       225,000        --           --
Chris N. Christensen.......         0       300,000        --           --

--------
(1) The value of underlying securities is based on the $0.1562 per share closing price of our common stock on December 29, 2000 (the last market trading day in 2000) minus the aggregate exercise price.
(2) All exercisable and unexercisable options held by Mr. Snetiker were cancelled on December 1, 2000 due to the termination of Mr. Snetiker's employment with the Company.
(3) The option to purchase 450,000 shares granted to Mr. Watkins on December 16, 1999 may be exercised immediately upon grant and prior to full vesting, subject to Mr. Watkins entering into a restricted stock purchase agreement with respect to unvested shares. Includes 225,000 vested shares and 225,000 unvested shares as of December 31, 2000.

Employment Contracts and Change of Control Agreements

 Jeffrey Snetiker

  Until his resignation on December 1, 2000, Mr. Snetiker and the Company were parties to a letter of agreement dated February 18, 1999 governing his employment with the Company. Under the agreement, the Company offered Mr. Snetiker an initial annual salary of $250,000. In addition, he was granted an initial option to purchase 125,000 shares of Common Stock at an exercise price of $5.00 per share.

  In March 1999, Mr. Snetiker exercised the initial option grant by purchasing an aggregate of 125,000 shares of common stock at $5.00 per share and entering into a restricted stock purchase agreement regarding the shares. Mr. Snetiker paid the $5.00 exercise price per share for such shares by delivery of a ten-year full-recourse promissory note for a total of $625,000 bearing interest at 5.23% per annum, compounded semi-annually. The note was secured by the shares of common stock purchased by Mr. Snetiker. Pursuant to the restricted stock purchase agreement, we had the right to repurchase any of the 125,000 shares that were unvested upon his termination of employment. On December 1, 2000 (the date of Mr. Snetiker's termination of employment), we repurchased the 70,313 unvested shares for $5.00 per share. In addition, Mr. Snetiker surrendered the 54,687 vested shares as recourse for failing to pay the outstanding balance on the note. We then canceled the remaining $310,279 (comprising principal and accrued interest) on the promissory note.

 V. David Watkins

  The Company and V. David Watkins are parties to a letter agreement dated October 7, 1999 governing his employment with the Company. Under the agreement, the Company offered Mr. Watkins an initial annual salary of $325,000, a signing bonus of $45,000 payable in January 2000, and a $30,000 bonus payable after one hundred eighty days of service with the Company. In addition, he was granted an initial option to purchase

450,000 shares of Common Stock. The option becomes exercisable as to 112,500 shares after the first six months of employment, and the remainder becomes exercisable as to 25% or 112,500 shares after one year and the balance in equal monthly installments over the three years thereafter. If, at any time prior to the first twelve months of his employment with the Company, all or substantially all of the Company's assets or outstanding shares are sold, or if the Company is party to a merger as a result of which the Company's stockholders do not own more than fifty percent of the surviving entity, fifty percent of the options or 225,000 shares will immediately vest and become exercisable. Thereafter, all remaining unvested options will become vested and immediately exercisable upon a change of ownership.

            REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

  The Audit Committee of the Board of Directors of Talk City serves as the representative of the Board for general oversight of Talk City's financial accounting and reporting process, system of internal control, audit process, and process for monitoring compliance with laws and regulations and Talk City's Standards of Business Conduct. Talk City's management has primary responsibility for preparing Talk City's financial statements and Talk City's financial reporting process. Talk City's independent accountants, KPMG LLP, are responsible for expressing an opinion on the conformity of Talk City's audited financial statements to generally accepted accounting principles.

  In this context, the Audit Committee hereby reports as follows:

    1. The Audit Committee has reviewed and discussed the audited financial statements with Talk City's management.

    2. The Audit Committee has discussed with the independent accountants the matters required to be discussed by SAS 61 (Codification of Statements on Auditing Standard, AU 380).

    3. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1 (Independence Standards Board Standards No. 1, Independence Discussions with Audit Committees) and has discussed with the independent accountants the independent accountants' independence.

    4. Based on the review and discussion referred to in paragraphs (1) through (3) above, the Audit Committee recommended to the Board of Directors of Talk City, and the Board has approved, that the audited financial statements be included in Talk City's Annual Report on Form 10-K for the fiscal year ended December 31, 2000, for filing with the Securities and Exchange Commission.

  Our Board of Directors has adopted a written charter for the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A. Each of the members of the Audit Committee is independent as defined under the marketplace rules of the National Association of Securities Dealers.

  The undersigned members of the Audit Committee have submitted this Report to the Audit Committee:

                                          Kenneth A. Bronfin
                                          Barry M. Weinman
                                          Martin J. Yudkovitz

                            AUDIT AND RELATED FEES

Audit Fees

  KPMG LLP billed a total of $181,500 for professional services rendered for: the audit of our annual financial statements for the fiscal year ended December 31, 2000 included in our Annual Report on Form 10-K, and for review of those financial statements included in our Quarterly Reports on Form 10-Q filed for the fiscal year ended December 31, 2000.

Financial Information Systems Design and Implementation Fees

  We did not engage KPMG LLP to provide advice regarding financial information systems design and implementation during the fiscal year ended December 31, 2000.

All Other Fees

  KPMG LLP billed a total of $129,950 for all other non-audit services rendered for the fiscal year ended December 31, 2000.

  The Audit Committee has determined that the provision of the services disclosed under "All Other Fees" above by KPMG LLP is compatible with maintaining such accountants' independence.

                                 OTHER MATTERS

  As of the date hereof, we do not know of any other matters to be submitted to the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed Proxy to vote the shares they represent as they deem advisable.

  It is important that your shares be represented at the Annual Meeting, regardless of the number of shares which you hold. You are therefore urged to execute and return, at your earliest convenience, the accompanying Proxy in the envelope which has been enclosed.

                                          THE BOARD OF DIRECTORS

Campbell, California
April 30, 2001

                                                                     APPENDIX A

                        CHARTER FOR THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                                      OF
                                TALK CITY, INC.

PURPOSE:

  The Audit Committee will make such examinations as are necessary to monitor Talk City, Inc. and its subsidiaries' (collectively, the "Company") systems of internal control, corporate financial reporting and its internal and external audits, to provide to the Board of Directors the results of its examinations and recommendations derived therefrom, to outline to the Board of Directors improvements made, or to be made, in internal accounting controls, to nominate independent auditors, and to provide to the Board of Directors such additional information and materials as it may deem necessary to make the Board of Directors aware of significant financial matters that require the Board of Directors' attention.

  In addition, the Audit Committee will undertake those specific duties and responsibilities listed below and such other duties as the Board of Directors from time to time prescribe.

MEMBERSHIP:

  The Audit Committee members will be appointed by, and will serve at the discretion of, the Board of Directors and will consist of at least three members of the Board of Directors, each of whom:

  1. Will be able to read and understand fundamental financial statements, in accordance with the NASDAQ National Market Audit Committee requirements; and

  2. At least one of whom will have past employment experience in finance or accounting, requisite professional certification in accounting, or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities; and

  3. Will (i) be an independent director; or (ii) if the Board of Directors determines it to be in the best interests of the Company and its shareholders to have one (1) non-independent director, and the Board of Directors discloses the reasons for the determination in the Company's next annual proxy statement, then the Company may appoint one (1) non-independent director to the Audit Committee if the director is not a current employee or officer, or an immediate family member of a current employee or officer.

RESPONSIBILITIES:

  The responsibilities of the Audit Committee shall include:

  1. Reviewing on a continuing basis the adequacy of the Company's system of internal controls.

  2. Reviewing on a continuing basis the activities, organizational structure and qualifications of the Company's internal audit function.

  3. Reviewing the independent auditors' proposed audit scope, approach, and independence.

  4. Conducting a post-audit review of the financial statements and audit findings, including any significant suggestions for improvements provided to management by the independent auditors.

  5. Reviewing the performance of the independent auditors, who shall be accountable to the Board of Directors and the Audit Committee.

  6. Recommending the appointment of independent auditors to the Board of Directors.

  7. Reviewing fee arrangements with the independent auditors.

  8. Reviewing before release the audited financial statements and Management's Discussion and Analysis in the Company's annual report on Form 10-K;

  9. Reviewing before release the unaudited quarterly operating results in the Company's quarterly earnings release;

  10 Overseeing compliance with the requirements of the Securities and Exchange Commission for disclosure of independent auditor's services and audit committee members and activities;

  11 Reviewing management's monitoring of compliance with the Company's
     Standards of Business Conduct and with the Foreign Corrupt Practices
     Act;

  12 Reviewing, in conjunction with counsel, any legal matters that could have a significant impact on the Company's financial statements;

  13 Providing oversight and review of the Company's asset management policies, including an annual review of the Company's investment policies and performance for cash and short-term investments;

  14 If necessary, instituting special investigations and, if appropriate, hiring special counsel or experts to assist;

  15 Reviewing related party transactions for potential conflicts of interest;

  16 Providing a report in the Company's proxy statement in accordance with the requirements of Item 306 of Regulations S-K and S-B and Item 7(e)(3) of Schedule 14A; and

  17 Performing other oversight functions as requested by the full Board of Directors.

  In addition to the above responsibilities, the Audit Committee will undertake such other duties as the Board of Directors delegates to it, and will report, at least annually, to the Board regarding the Committee's examinations and recommendations.

MEETINGS:

  The Audit Committee will meet at least two times each year. The Audit Committee may establish its own schedule which it will provide to the Board of Directors in advance.

  The Audit Committee will meet separately with the Chief Executive Officer and separately with the Chief Financial Officer of the Company at least annually to review the financial affairs of the Company. The Audit Committee will meet with the independent auditors of the Company, at such times as it deems appropriate, to review the independent auditor's examination and management report.

MINUTES:

  The Audit Committee will maintain written minutes of its meetings, which minutes will be filed with the minutes of the meetings of the Board of Directors.

PROXY

                                 TALK CITY, INC.
                       2001 Annual Meeting of Stockholders
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                                 TALK CITY, INC.

         The undersigned stockholder of Talk City, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement, each dated April 30, 2001, and hereby appoints Peter H. Friedman, and V. David Watkins, and each of them, proxy and attorney-in-fact, with full power to each of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the 2001 Annual Meeting of Stockholders of Talk City, Inc. to be held on Tuesday, June 12, 2001, at 10:00 a.m. local time, at the offices of Talk City, Inc., 1919 South Bascom Avenue, Campbell, California 95008, and at any adjournment(s) thereof, and to vote all shares of common stock which the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side, and, in their discretion, upon such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

         THIS PROXY WILL BE VOTED AS DIRECTED, OR, IF NO DIRECTION IS GIVEN, WILL BE VOTED "FOR" THE ELECTION OF THE SPECIFIED NOMINEE AS DIRECTOR AND "FOR" THE RATIFICATION OF OUR INDEPENDENT PUBLIC ACCOUNTANTS, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

                  CONTINUED AND TO BE SIGNED ON THE OTHER SIDE

1.   ELECTION OF DIRECTOR:
     Nominee: Barry Weinman

     FOR                           WITHHELD

     |_|    Barry Weinman          |_|   Barry Weinman


2. PROPOSAL TO RATIFY THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001:

     |_|      FOR               |_|     AGAINST           |_|      ABSTAIN

     In their discretion, on such other matter or matters which may properly come before the meeting and any adjournment(s) thereof.

     THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER, OR, IF NO DIRECTION IS SO INDICATED, WILL BE VOTED "FOR" THE ELECTION OF THE SPECIFIED NOMINEE AS DIRECTOR, "FOR" THE APPOINTMENT OF KPMG LLP AS INDEPENDENT PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2001, AND AS SAID PROXIES DEEM ADVISABLE ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENT(S) THEREOF.



Signature(s):____________________________________      Dated:___________________
This Proxy should be marked, dated, signed by the stockholder(s) exactly as his or her name appears hereon, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate. If shares are held by joint tenants or as community property, both should sign.